Phoenix Small-Mid Cap Fund,

a series of Phoenix Asset Trust

Supplement dated March 10, 2008 to the Prospectus and Statement of Additional

Information (“SAI”) dated May 1, 2007, as supplemented September 14, 2007,

November 9, 2007 and November 19, 2007

Important Notice to Investors

Effective March 10, 2008, the Phoenix Small-Mid Cap Fund, a series of Phoenix Asset Trust (“Predecessor Fund”), has been reorganized into a fund named Phoenix Small-Mid Cap Fund, a series of Phoenix Equity Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about the Phoenix Small-Mid Cap Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 1718/SMCF Reorg (03/08)